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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


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                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported):   August 24, 2000
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                        THE HARVEY ENTERTAINMENT COMPANY
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               (Exact name of registrant as specified in charter)



        California                  0-23000                     95-4217605
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State or Other Jurisdiction       (Commission                   (IRS Employer
     of Incorporation             File Number)               Identification No.)



11835 W. Olympic Boulevard, Suite 550, Los Angeles, California      90064
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          (Address of Principal Executive Offices)                (Zip Code)


     Registrant's telephone number, including area code     (310) 444-4100
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         (Former Name or Former Address, If Changed Since Last Report)



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     ITEM 5. OTHER EVENTS

          On August 24, 2000, the Registrant signed a Letter of Intent with Classic Media LLC regarding an investment in the Registrant by Classic Media LLC on the terms and conditions set forth in such Letter of Intent. The Letter of Intent is attached hereto as Exhibit 10.83. On August 24, 2000, the Registrant issued a press release regarding the signing of the Letter of Intent and including a summary of the terms thereof. The press release is attached hereto as Exhibit 99.

     ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

             (a) and (b) Not applicable.

             (c) The following exhibits are filed as a part of this report:


EXHIBIT NO.          DESCRIPTION OF EXHIBIT
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  10.83        Letter of Intent dated August 24, 2000, by and between The
               Harvey Entertainment Company and Classic Media LLC

  99 Press Release dated August 24, 2000 regarding a Letter of Intent for an Investment by Classic Media LLC in The Harvey Entertainment Company.
















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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.



                                          THE HARVEY ENTERTAINMENT COMPANY

                                          By:  /s/ Glenn R. Weisberger
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                                             Glenn R. Weisberger, Executive
                                             Vice President, General Counsel and
                                             Chief Financial Officer



Date: August 24, 2000

















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